UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 22, 2012

Date of Report (Date of earliest event reported)

TRESORO MINING CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52660	20-1769847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220-666 Burrard Street Vancouver, BC	V6C 2G3
(Address of principal executive offices)	(Zip Code)

(604) 681-3130
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On October 22, 2012, Tresoro Mining Corp. (the "Company") issued a news release to clarify the Company’s disclosure as a result of a review by the British Columbia Securities Commission. A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits

(a)         Financial Statements of Business Acquired

Not applicable.

(b)         Pro forma Financial Information

Not applicable.

(c)         Shell Company Transaction

Not applicable.

(d)         Exhibits

Exhibit	Description

99.1	Press Release dated October 22, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRESORO MINING CORP.

DATE: October 22, 2012	By:	/s/ Gary Powers
Gary Powers
President, CEO, and a director

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